The Z Seven Fund, Inc.

Supplement dated December 20, 2010
to the
Z SEVEN MAY 1 2010 AS REVISED MAY 14 2010 PROSPECTUS
and Statement of Additional Information dated May 1, 2010

This  supplement  provides  new and additional  information  beyond  that contained in the Prospectus  and SAI and should be read in conjunction  with the Prospectus and SAI.

Effective  December 16, 2010, the Board of Directors of the Z Seven Fund, Inc. (the “Fund”) determined that it was in the best interest of the shareholders to proceed with the orderly liquidation of the Fund to be completed on December 29, 2010 and to close the Fund to additional sales.

Effective immediately, the Fund is closed to new investors or additional purchases by existing shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.